UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 19, 2021

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On February 19, 2021, Mr. David C. Matthewson, Mr. Steven A. Osterberg and Mr. Paul Dircksen notified the Board of Directors of Timberline Resources Corp. (the “Company”) that they would not stand for re-election to the Board at the Company’s upcoming meeting of the stockholders. None of Mr. David C. Matthewson, Mr. Steven A. Osterberg and Mr. Paul Dircksen resignations was the result of any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices.

Item 8.01 Other Information.

On February 19, 2021, the Board of Directors of the Company established April 14, 2021 as the date of the Company's 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting").  The Board of Directors had previously established February 25, 2021 as the record date for determining stockholders entitled to notice of, and to vote at, the 2021 Annual Meeting. Because the 2021 Annual Meeting has been changed by more than 30 calendar days from the date of the previous year's meeting, stockholders of the Company who wish to have a proposal considered for inclusion in the Company's proxy materials for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must ensure that such proposal is received by the Company's Secretary at Timberline Resources Corp. Attention: Corporate Secretary, 101 East Lakeside Avenue, Coeur d’Alene, Idaho 83814 on or before the close of business on March 1, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting. The March 1, 2021 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: February 19, 2021	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer